UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549
                                   ____________

                                     FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                         April 13, 2009 (April 13, 2009)
                                   ____________

                         DIALYSIS CORPORATION OF AMERICA
             (Exact name of registrant as specified in its charter)

           Florida                       0-8527                59-1757642
(State or other jurisdiction           (Commission           (IRS Employer
       of incorporation)               File Number)       Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD                   21090
   (Address of principal executive offices)                   (Zip Code)

     Registrant's telephone number, including area code: (410) 694-0500

                                   ____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item  8.01. Other Events

     Effective as of April 13, 2009, the Board of Directors of Dialysis Corporation of America (the "Company") approved a stock repurchase program, pursuant to which the Company may purchase up to $3 million of its issued and outstanding shares of common stock. On April 13, 2009 the Company issued a press release announcing its stock repurchase program. A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item  9.01.  Financial Statements and Exhibits

     (d) Exhibits

         99.1 Press Release dated April 13, 2009

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                             DIALYSIS CORPORATION OF AMERICA

                                /s/ Stephen W. Everett
                             By-----------------------------------
                                STEPHEN W. EVERETT
                                President and Chief Executive Officer

Dated:  April 13, 2009

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                                   EXHIBIT INDEX

Exhibit No.
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    99.1 Press Release dated April 13, 2009